UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2017
(Date of earliest event reported)
Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State or jurisdiction of incorporation)

001-15393	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)
(563) 589-2100
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Heartland Financial USA, Inc. (the "Company") held its Annual Meeting of Stockholders in Dubuque, Iowa, on May 17, 2017. At the meeting, stockholders approved the following voting matters:

(1)	Elect three individuals to serve as Class III directors for a term expiring in 2020;
(2)	Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000 shares;
(3)	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;
(4)	Take a non-binding, advisory vote on executive compensation;
(5)	Take a non-binding, advisory vote in favor of annual future advisory votes on executive compensation; and
(6)	Transact such other business as may properly be presented at the meeting.
There were 26,674,121 issued and outstanding shares of common stock and 745 shares Series D preferred stock entitled to vote at the annual meeting. Holders of the Series D preferred stock vote as a single class on an as-converted basis with the holders of common stock. Holders of Series D preferred stock had 39.8883 votes per share at the annual meeting. At the annual meeting, 22,711,269 total shares of stock were present in person or by proxy, representing approximately 85% of the total voting power of the issued and outstanding shares of common stock and Series D preferred stock entitled to vote. The voting results on the above described matters were as follows:

1. Election of 3 Class III Directors
Nominee	For	Withheld	Abstain	Broker Non-Votes
Thomas L. Flynn	15,259,703	3,092,739	N/A	4,358,827
Bruce K. Lee	13,421,308	4,931,134	N/A	4,358,827
Kurt M. Saylor	12,609,390	5,743,052	N/A	4,358,827

2. Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 40,000,000 shares
For	Against	Abstain	Broker Non-Votes
21,362,895	1,162,410	185,964	0

3. Ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2017
For	Against	Abstain	Broker Non-Votes
21,622,729	1,055,243	33,297	N/A

4. Non-binding, advisory vote on executive compensation
For	Against	Abstain	Broker Non-Votes
17,389,747	837,606	125,089	4,358,827

5. Non-binding, advisory vote on the frequency of future advisory votes on executive compensation
Annual	2 Years	3 Years	Abstain
15,765,026	88,252	2,312,447	186,717

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.
None.

(b)	Pro Forma Financial Information.
None.

(c)	Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017

HEARTLAND FINANCIAL USA, INC.
/s/ Bryan R. McKeag
By:	Bryan R. McKeag
Executive Vice President & CFO